OPERATING LEASE, LICENSE AND EMPLOYMENT COMMITMENTS	12 Months Ended
Dec. 31, 2013
Operating Lease And License And Employment Commitments [Abstract]
OPERATING LEASE AND LICENSE AND EMPLOYMENT COMMITMENTS
12.	OPERATING LEASE, LICENSE AND EMPLOYMENT COMMITMENTS

The Company leases office space in Newark, NJ under an operating lease.

  The following is a schedule of future minimum rental payments (exclusive of allocated expenses) required under operating leases that have initial or non-cancelable lease terms in excess of one year as of December 31, 2013:

Year Ending December 31,
2014	$50,400
2015	50,400
2016	12,600
Total minimum payments required	$113,400

Rent expense for the Company under operating leases for the years ended December 31, 2013 and 2012 was $47,282 and $37,928, respectively.

The Company entered into a license agreement with minimum royalty payments totaling $13,600,000. In the year ended December 31, 2013, $450,000 has been paid for the year ending December 31, 21014.

Year Ending December 31,
2014	$1,800,000
2015	2,100,000
2016	2,700,000
2017	3,200,000
2018	3,800,000
$13,600,000

Pursuant to the Summary of Debt Reorganization and Financing dated July 14, 2011, Mr. James salary was amended to reduce his salary to $150,000 per annum until the Company reaches three consecutive fiscal quarters of positive Net Income at which point his annual salary will increase to $200,000. The gross-up provisions with regards to any issuances under the Management Warrant Grant Program have been eliminated. Mr. James will receive a bonus of $25,000 upon receiving three consecutive fiscal quarters of positive Net Income.

Pursuant to an amended and restated employment agreement, Carl Germano is employed as the Chief Science Officer of Millennium. The Agreement terminates on November 1, 2014; provided, Mr. Germano has the right to extend the term of employment for two additional years.  Pursuant to the Agreement, Mr. Germano currently receives a base annual salary of $150,000 per year which increases to $200,000 per year in the event (a) the Company's annual revenues exceed $15,000,000; (b) the Company enters into a licensing agreement with an unrelated third party where the minimum upfront licensing fee is no less than $3,000,000; or (c) the Company achieves two quarters of positive cash flow.  In addition, during the term of the Agreement, Mr. Germano is entitled to receive an annual bonus at the discretion of the Company. Mr. Germano also received 114.1667 E Preferred (which in 2010 converted into 18,021 shares of Common Stock) and Performance Shares.

The Agreement terminates upon Mr. Germano’s death and may be terminated at the option of the Company as a result of Mr. Germano’s disability or for “cause” as defined in the Agreement.  Mr. Germano has the right to terminate the Agreement for “good reason” as defined in the Agreement.  In the event that the Agreement is terminated due to Mr. Germano’s death or disability, he is entitled to receive his annual salary for a period equal to the lessor of (i) three months from the date of death or disability or (ii) the balance of the Term; and all other accrued but unpaid compensation and benefits.  If the Agreement is terminated by the Company for “cause”, Mr. Germano is not entitled to receive any compensation other than accrued but unpaid compensation and benefits.  In the event Mr. Germano terminates the Agreement for “good reason”, the Company shall pay to Mr. Germano his annual salary through the date of the end of the contract term; bonuses that have accrued and are unpaid as of the date of termination; and any Options which have been granted to Mr. Germano as of the date of the termination.  The Agreement also provides for Mr. Germano is subject to confidentiality, non-solicitation and non-compete covenants for a period of one year following his termination, provided such termination is not by the Company without “cause” or by Mr. Germano for “good reason”.